UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

Lite Strategy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 369-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	LITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on July 22, 2025, Lite Strategy, Inc. (the “Company”) entered into an Advisory Agreement (the “Advisory Agreement”) with Green Dragon Investments LLC (“Green Dragon”), pursuant to which the Company agreed to pay Green Dragon an asset-based fee (the “Annual Advisory Fee”) in warrants (the “Advisory Warrants”) to purchase a number of shares of common stock, par value $0.00000002 per share, of the Company (the “Common Stock”) equal to 0.75% per annum of the Account Assets (as defined in the Advisory Agreement) for such year, as calculated in accordance with the Advisory Agreement. The number of Advisory Warrants to be issued for any given year is equal to the dollar amount of the Annual Advisory Fee for such year, divided by the average VWAP of the Common Stock for the 30 trading days ending with the trading day prior to the associated Fee Reference Date (as defined in the Advisory Agreement). The exercise price per share of the Advisory Warrants is set at a price equal to $0.0001.

On October 29, 2026, Green Dragon exercised 517,509 Advisory Warrants in a cashless exercise to purchase 517,465 shares of Common Stock.

The Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder for transactions by an issuer not involving a public offering to issue the Advisory Warrants and shares of Common Stock issuable upon the exercise of the Advisory Warrants.

The description of the Advisory Warrants is qualified in its entirety by the full text of the form of Advisory Warrant which is filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on July 22, 2025, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITE STRATEGY, INC

Date:	November 3, 2026	By:	/s/ Justin J. File
Justin J. File Chief Executive Officer, Chief Financial Officer and Secretary